Exhibit 99.1

Page
North Park Plaza

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of March 31, 2014 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2014 (Unaudited)	F-7

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-8

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Balance Sheet as of March 31, 2014 (Unaudited)	F-11

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2014 (Unaudited)	F-12

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-13

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-14

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as North Park Plaza, located in San Jose, California (“North Park Plaza”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of North Park Plaza’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of North Park Plaza for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of North Park Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
July 2, 2014

NORTH PARK PLAZA
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2013	Three Months Ended March 31, 2014 (Unaudited)
Revenues
Rental income (note 4)	$2,348	$564
Total revenues	2,348	564

Certain Expenses
Utilities	80	18
Repairs, maintenance and supplies	208	25
Cleaning and landscaping	219	41
Real estate taxes	240	60
Insurance	18	4
Total certain expenses	765	148

Excess of revenues over certain expenses	1,583	416

See accompanying notes to statement of revenues and certain expenses.

NORTH PARK PLAZA
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)
AND THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED)

1.             Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On April 30, 2014, the Company acquired the property known as North Park Plaza located in San Jose, California, within the San Francisco Bay metropolitan area, for a purchase price of approximately $27.8 million. North Park Plaza is approximately 77,000 square feet and is anchored by SF Supermarket. The property was acquired with borrowings under the Company’s credit facility and available cash.

2.            Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of North Park Plaza, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of North Park Plaza to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of North Park Plaza.

The statement of revenue and certain expenses for the three month period ended March 31, 2014 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

North Park Plaza’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires North Park Plaza’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.             Subsequent Events

The Company has evaluated subsequent events through July 3, 2014, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.        Leases

North Park Plaza is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2013, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2014	$1,787
2015	1,693
2016	1,671
2017	1,511
2018	479
Thereafter	423
$7,564

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. North Park Plaza’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $105,000 and $29,000 for the year ended December 31, 2013 and three months ended March 31, 2014.

5.       Concentration

For each of the periods ended December 31, 2013 and March 31, 2014, three tenants represented approximately 25%, 15% and 10% (50% in total) of North Park Plaza’s rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended March 31, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of North Park Plaza (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of March 31, 2014 has been presented as if the acquisition had been completed on March 31, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2014. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of March 31, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$472,198	$22,200	(2)	$494,398
Building and improvements	967,639	5,550	(2)	973,189
	1,439,837	27,750		1,467,587
Less: accumulated depreciation	61,691	—		61,691
Real Estate Investments, net	1,378,146	27,750		1,405,896
Cash and cash equivalents	12,765	(9,750	) (2)	3,015
Restricted cash	1,584	—		1,584
Tenant and other receivables, net	22,781	—		22,781
Deposits	25	—		25
Acquired lease intangible assets, net of accumulated amortization	52,013	—		52,013
Prepaid expenses	1,746	—		1,746
Deferred charges, net of accumulated amortization	31,180	—		31,180
Other	2,941	—		2,941
Total assets	$1,503,181	$18,000		$1,521,181

LIABILITIES AND EQUITY

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facility	122,450	18,000	(2)	140,450
Senior Notes Due 2023	245,925	—		245,925
Mortgage notes payable	117,716	—		117,716
Acquired lease intangible liabilities, net of accumulated amortization	81,909	—		81,909
Accounts payable and accrued expenses	14,557	—		14,557
Tenants’ security deposits	3,614	—		3,614
Other liabilities	13,285	—		13,285
Total liabilities	799,456	18,000		817,456

Equity:
Preferred stock	—	—		—
Common stock	7	—		7
Additional-paid-in capital	740,528	—		740,528
Dividends in excess of earnings	(56,270)	—		(56,270)
Accumulated other comprehensive loss	(9,469)	—		(9,469)
Total Retail Opportunity Investments Corp. stockholders’ equity	674,796	—		674,796
Non-controlling interests	28,929	—		28,929
Total equity	703,725	—		703,725
Total liabilities and equity	$1,503,181	$18,000		$1,521,181

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED  MARCH 31, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	North Park Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$27,537	$410	$34	(3)	$27,981
Recoveries from tenants	7,614	154	—		7,768
Other income	1,199	—	—		1,199
Total revenues	36,350	564	34		36,948

Operating expenses
Property operating	6,262	88	—		6,350
Property taxes	3,588	60	—		3,648
Depreciation and amortization	13,364	—	142	(4)	13,506
General and administrative expenses	2,561	—	—		2,561
Acquisition transaction costs	218	—	—	(5)	218
Other expense (income)	217	—	—		217
Total operating expenses	26,210	148	142		26,500

Operating income	10,140	416	(108)		10,448
Non-operating income (expenses)
Interest expense and other finance expenses	(6,874)	—	(56	) (6)	(6,930)
Net income	3,266	416	(164)		3,518
Net income attributable to non-controlling interests	(134)	—	—		(134)
Net Income (Loss) Attributable to Retail Opportunity Investments Corp.	$3,132	$416	$(164)		$3,384

Basic and diluted per share	$0.04				$0.04

Dividends per common share	$0.16				$0.16

Comprehensive income:
Net income	$3,266	$416	$(164)		$3,518
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(1,383)	—	—		(1,383)
Reclassification adjustment for amortization of interest expense included in net income	883	—	—		883
Other comprehensive loss	(500)	—	—		(500)
Comprehensive income (loss)	2,766	416	(164)		3,018
Comprehensive income attributable to non-controlling interests	(134)	—	—		(134)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$2,632	$416	$(164)		$2,884

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	North Park Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$1,623	$137	(3)	$87,954
Recoveries from tenants	22,498	725	—		23,223
Mortgage interest	624	—	—		624
Other income	1,916	—	—		1,916
Total revenues	111,232	2,348	137		113,717

Operating expenses
Property operating	19,750	525	—		20,275
Property taxes	11,247	240	—		11,487
Depreciation and amortization	40,398	—	569	(4)	40,967
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	94	(5)	1,782
Other expense	315	—	—		315
Total operating expenses	83,457	765	663		84,885

Operating income	27,775	1,583	(526)		28,832
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(227	) (6)	(16,082)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	1,583	(753)		35,522
Loss from discontinued operations	(714)	—	—		(714)
Net income	33,978	1,583	(753)		34,808
Net income attributable to non-controlling interests	(165)	—	—		(165)
Net Income Attributable to Retail Opportunity Investments Corp.	$33,813	$1,583	$(753)		$34,643

Pro forma weighted average shares outstanding
Basic	67,419				67,419
Diluted	71,004				71,004

Net earnings per share - basic:
Income from continuing operations	$0.51				$0.51
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.50				$0.50

Comprehensive income:
Income from continuing operations	$0.49				$0.49
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.48				$0.48

Dividends per common share	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$1,583	$(753)		$34,808
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income	43,164	1,583	(753)		43,994
Comprehensive income attributable to non-controlling interests	(165)	—	—		(165)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$42,999	$1,583	$(753)		$43,829

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2013 and the three months ended March 31, 2014, respectively.

2.	Reflects the pro forma acquisition of the Property for approximately $27.8 million. The acquisition was funded by drawdowns on the Company’s credit facility and available cash.

3.
Reflects the pro forma adjustment of $137,000 and $34,000 for the year ended December 31, 2013 and the three months ended March 31, 2014, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

4.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$142	$569

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the periods presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended March 31, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of North Park Plaza (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of March 31, 2014 has been presented as if the acquisition had been completed on March 31, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Operating Partnership is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2014. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of March 31, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (7)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$472,198	$22,200	(8)	$494,398
Building and improvements	967,639	5,550	(8)	973,189
	1,439,837	27,750		1,467,587
Less: accumulated depreciation	61,691	—		61,691
Real Estate Investments, net	1,378,146	27,750		1,405,896
Cash and cash equivalents	12,765	(9,750	) (8)	3,015
Restricted cash	1,584	—		1,584
Tenant and other receivables, net	22,781	—		22,781
Deposits	25	—		25
Acquired lease intangible assets, net of accumulated amortization	52,013	—		52,013
Prepaid expenses	1,746	—		1,746
Deferred charges, net of accumulated amortization	31,180	—		31,180
Other	2,941	—		2,941
Total assets	$1,503,181	$18,000		$1,521,181

LIABILITIES AND EQUITY

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facility	122,450	18,000	(8)	140,450
Senior Notes Due 2023	245,925	—		245,925
Mortgage notes payable	117,716	—		117,716
Acquired lease intangible liabilities, net of accumulated amortization	81,909	—		81,909
Accounts payable and accrued expenses	14,557	—		14,557
Tenants’ security deposits	3,614	—		3,614
Other liabilities	13,285	—		13,285
Total liabilities	799,456	18,000		817,456

Capital:
ROIC capital	684,265	—		684,265
Limited partners’ capital	28,929	—		28,929
Accumulated other comprehensive loss	(9,469)	—		(9,469)
Total capital	703,725	—		703,725
Total liabilities and capital	$1,503,181	$18,000		$1,521,181

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	North Park Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$27,537	$410	$34	(9)	$27,981
Recoveries from tenants	7,614	154	—		7,768
Other income	1,199	—	—		1,199
Total revenues	36,350	564	34		36,948

Operating expenses
Property operating	6,262	88	—		6,350
Property taxes	3,588	60	—		3,648
Depreciation and amortization	13,364	—	142	(10)	13,506
General and administrative expenses	2,561	—	—		2,561
Acquisition transaction costs	218	—	—	(11)	218
Other (income) expense	217	—	—		217
Total operating expenses	26,210	148	142		26,500

Operating income	10,140	416	(108)		10,448
Non-operating income (expenses)
Interest expense and other finance expenses	(6,874)	—	(56	) (12)	(6,930)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$3,266	$416	$(164)		$3,518

Basic and diluted per unit	$0.04				$0.04

Distributions per unit	$0.16				$0.16

Comprehensive income:
Net income	$3,266	$416	$(164)		$3,518
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(1,383)	—	—		(1,383)
Reclassification adjustment for amortization of interest expense included in net income	883	—	—		883
Other comprehensive loss	(500)	—	—		(500)
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$2,766	$416	$(164)		$3,018

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	North Park Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$1,623	$137	(9)	$87,954
Recoveries from tenants	22,498	725	—		23,223
Mortgage interest	624	—	—		624
Other income	1,916	—	—		1,916
Total revenues	111,232	2,348	137		113,717

Operating expenses
Property operating	19,750	525	—		20,275
Property taxes	11,247	240	—		11,487
Depreciation and amortization	40,398	—	569	(10)	40,967
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	94	(11)	1,782
Other expense	315	—	—		315
Total operating expenses	83,457	765	663		84,885

Operating income	27,775	1,583	(526)		28,832
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(227	) (12)	(16,082)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	1,583	(753)		35,522
Loss from discontinued operations	(714)	—	—		(714)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$33,978	$1,583	$(753)		$34,808

Pro forma weighted average units outstanding
Basic	68,258				68,258
Diluted	71,004				71,004

Net income per unit - basic:
Income from continuing operations	$0.51				$0.51
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.50				$0.50
Net income per unit - diluted:
Income from continuing operations	$0.49				$0.49
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.48				$0.48

Distributions per unit	$0.60				$0.60
Comprehensive income:
Net income	$33,978	$1,583	$(753)		$34,808
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$43,164	$1,583	$(753)		$43,994

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s audited and unaudited financial statements for the year ended December 31, 2013 and the three months ended March 31, 2014, respectively.

8.	Reflects the pro forma acquisition of the Property for approximately $27.8 million. The acquisition was funded drawdowns on the Operating Partnership’s credit facility and available cash.

9.
Reflects the pro forma adjustment of $137,000 and $34,000 for the year ended December 31, 2013 and the three months ended March 31, 2014, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

10.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$142	$569

11.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

12.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.